Exhibit 10.1

FIRST AMENDMENT TO

INTERCREDITOR AGREEMENT

dated as of October 18, 2018 among

Toronto Dominion (Texas) LLC,

as Original Priority Lien Agent

and

Morgan Stanley Senior Funding, Inc.

as Original Second Lien Collateral Trustee

and

Wilmington Trust, National Association

as Original Second Lien Trustee

and

Wilmington Trust, National Association

as Second Lien Trustee

and

Wilmington Trust, National Association

as Second Lien Collateral Trustee

and

Cortland Capital Market Services LLC,

as a Priority Lien Agent

and

Wilmington Trust, National Association,

as Third Lien Collateral Trustee

and

Wilmington Trust, National Association,

as Third Lien Trustee

i

This Amendment to Intercreditor Agreement dated as of October 18, 2018 (this “Amendment”), is among Toronto Dominion (Texas) LLC (“TD Texas”), as Original Priority Lien Agent, Morgan Stanley Senior Funding, Inc. (“MSSF”), as Original Second Lien Collateral Trustee (solely for the purposes of Section 2), Wilmington Trust, National Association (“Wilmington Trust”), as Original Second Lien Trustee (solely for the purposes of Section 2), Wilmington Trust, as Second Lien Trustee, Wilmington Trust, as Second Lien Collateral Trustee, Cortland Capital Market Services LLC, as Priority Lien Agent, Wilmington Trust, as Third Lien Collateral Trustee (solely for the purposes of Section 2) and Wilmington Trust, as Third Lien Trustee. Defined terms used in this Amendment, including in the Recitals, are used with the meaning defined in the Original Intercreditor Agreement (herein after defined) unless the context shall otherwise require.

RECITALS

WHEREAS, TD Texas as Original Priority Lien Agent for the Priority Lien Secured Parties, and MSSF as Second Lien Collateral Trustee (in such capacity, “Original Second Lien Collateral Trustee”) entered into the INTERCREDITOR AGREEMENT, dated as of May 11, 2015 (as amended, supplemented or otherwise modified from time to time prior to the date of this Amendment, the “Original Intercreditor Agreement).

WHEREAS, pursuant to the Priority Confirmation Joinder dated September 7, 2016, Wilmington Trust, as Second Lien Trustee (as defined therein, in such capacity, the “Original Second Lien Trustee”) under the Indenture, dated as of September 7, 2016 (the “Original Second Lien Indenture”) by and among as the Original Second Lien Trustee, W&T and the guarantors party thereto became party to the Original Intercreditor Agreement on behalf of the Additional Second Lien Secured Parties under such Second Lien Substitute Facility as a Second Lien Representative bound thereby as fully as if it had executed and delivered the Original Intercreditor Agreement as of the date thereof.

WHEREAS, pursuant to the Priority Confirmation Joinder dated September 7, 2016, Cortland Capital Market Services LLC (“Cortland”) as administrative agent and collateral agent (herein the “1.5 Lien Agent”) under the 1.5 Lien Term Loan Credit Agreement dated as of September 7, 2016 (the “1.5 Lien Credit Agreement”) by and among Cortland, W&T, as Borrower, and the various financial and institutions and other persons from time-to-time parties thereto became a party to the Original Intercreditor Agreement on behalf of the Priority Lien Secured Parties under such Priority Substitute Credit Facility and is bound thereby as fully as if it had executed and delivered the Original Intercreditor Agreement as of the date thereof.

WHEREAS, pursuant to the Priority Confirmation Joinder dated September 7, 2016, Wilmington Trust as (i) trustee (in such capacity, the “Third Lien Trustee”) under the Indenture dated as of September 7, 2016 (the “Third Lien Indenture”) by and among the Third Lien Trustee, W&T and the guarantors party thereto, and (ii) collateral trustee (in such capacity, the “Third Lien Collateral Trustee”) under the Collateral Trust Agreement dated as of September 7, 2016 among W&T, the guarantors party thereto, the Third Lien Trustee, the other Third Lien Debt Representatives (as defined therein) party thereto and the Third Lien Collateral Trustee, became parties to the Original Intercreditor Agreement on behalf of the Initial Third Lien Secured Parties under the Initial Third Lien Debt Facility as Third Lien Representative and a Secured Debt Representative under the Original Intercreditor Agreement as if it had executed and delivered the Original Intercreditor Agreement as of the date thereof.

WHEREAS, on the date hereof, pursuant to the Priority Confirmation Joinder dated of even date herewith, Wilmington Trust as (i) trustee (in such capacity, the “Second Lien Trustee”) under the Indenture dated as of October 18, 2018 (the “Second Lien Indenture”) by and among the Second Lien Trustee, W&T and the guarantors party thereto and (ii) collateral trustee (in such capacity, the “Second Lien Collateral Trustee”) under the Collateral Trust Agreement dated as of October 18, 2018, among W&T, the guarantors party thereto, the Second Lien Trustee, the other Second Lien Debt Representatives (as defined therein) party thereto and the Second Lien Collateral Trustee, Wilmington Trust became a party to the Intercreditor Agreement on behalf of the Additional Second Lien Secured Parties under such Additional Second Lien Debt Facility as Second Lien Representative and as a Secured Debt Representative under the Original Intercreditor Agreement, bound thereby as fully as if it had executed and delivered the Intercreditor Agreement as of the date thereof.

WHEREAS, on the date hereof W&T paid all principal, interest and all other amounts then occurring in respect of the 1.5 Lien Credit Agreement, the Second Lien Term Loans, the Original Second Lien Indenture and the Third Lien Indenture.

WHEREAS, the parties hereto intend to amend the Intercreditor Agreement as hereinafter provided.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendments to the Intercreditor Agreement.

(a) Section 1.01(d). Section 1.01(d) of the Intercreditor Agreement is amended by (i) by adding the following definition of “Discharge of Third Lien Obligations” in appropriate alphabetical order:

““Discharge of Third Lien Obligations” means the occurrence of all of the following:

(a) payment in full in cash of the principal of and interest and premium (if any) on all Third Lien Debt;

(b) payment in full in cash of all other Third Lien Obligations that are outstanding and unpaid at the time the Third Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Third Lien Obligations has occurred, W&T enters into any Third Lien Document evidencing a Third Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Third Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Third Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Third Lien Obligations), and, from and after the date on which W&T designates such Indebtedness as Third Lien Debt in accordance with this Agreement, the obligations under such Third Lien Document shall automatically and without any further action be treated as Third Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Third Lien Obligations.”;

(ii) deleting the definition of “Priority Credit Agreement” and replacing it in its entirety with the following:

““Priority Credit Agreement” means the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2018, among W&T as borrower, the Original Priority Lien Agent, the lenders party thereto from time to time and the other agents named therein, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time with the same and/or different lenders and/or agents and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Priority Substitute Credit Facility.”;

(iii) deleting the phrase “, each agreement listed in Part A of Exhibit B hereto,” from the definition of “Priority Lien Security Documents”; and

(iv) deleting the phrase “, each agreement listed in Part B of Exhibit B hereto,” from the definition of “Term Loan Second Lien Security Documents”.

(b) Amendment to Section 4.01(a) of the Intercreditor Agreement. Effective on the date hereof, (i) clause (ii) in Section 4.01(a) of the Intercreditor Agreement is amended by adding the following to the beginning of such clause: “subject to Section 6.01 hereof,” and (ii) the percentage of “80%” in Section 4.01(a) of the Intercreditor Agreement is amended to the percentage “85%”.

(c) Amendment to Section 4.04 of the Intercreditor Agreement. Effective on the date hereof, Section 4.04 of the Intercreditor Agreement is amended by deleting “Section 4.06” appearing therein and replacing it with “Section 4.04”.

(d) Amendment to Article IX of the Intercreditor Agreement.

Article IX of the Intercreditor Agreement is amended by adding the following Section 9.19 to the end of Article IX following Section 9.18:

Section 9.19. Subject to the provisions of Section 4.03, upon the payment in full in cash of (a) the principal of and interest and premium (if any) on any Series of Second Lien Debt or Series of Third Lien Debt and (b) all other Second Lien Obligations or Third Lien Obligations, as applicable, that are outstanding and unpaid at the time such Series of Second Lien Debt or Series of Third Lien Debt, as applicable, is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time), automatically, without any further action or notice, (i) the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as the case may be, in respect of such Series of Secured Debt subject of such payment in full, shall cease to be Second Lien Collateral Trustee or Third Lien Collateral Trustee, as the case may be, in respect of such Series of Secured Debt so repaid under this Agreement, (ii) such Series of Secured Debt and all other Obligations in respect of such Series of Secured Debt shall cease to constitute Second Lien Obligations or Third Lien Obligations, as the case may be, (iii) W&T shall promptly notify each Priority Lien Agent, Second Lien Collateral Trustee and Third Lien Collateral Trustee in writing of the occurrence of such payment, and (iv) the relevant Second Lien Collateral Trustee or Third Lien Collateral Trustee shall promptly execute and deliver to W&T, at W&T’s cost and expense, such Lien releases, mortgage releases, UCC-3 termination statements and other instruments and documents as W&T may reasonably request in order to fully release all Collateral for the relevant repaid Series of Secured Debt.

(e) Amendment to Exhibit B of the Intercreditor Agreement. Exhibit B of the Intercreditor Agreement is hereby amended by deleting such Exhibit B in its entirety.

(f) Amendment to Annex I of the Intercreditor Agreement. Annex I of the Intercreditor Agreement is hereby replaced in its entirety by Annex I hereto.

Section 2. Agreement and Acknowledgement. The parties hereto agree and acknowledge (i) MSSF has ceased to be Second Lien Collateral Trustee for the Second Lien Secured Parties under the Second Lien Term Loans, (ii) MSSF has ceased to be Second Lien Collateral Trustee for the Second Lien Secured Parties under the Original Second Lien Indenture, (iii) Cortland has ceased to be Priority Lien Agent for the Priority Lien Debt referred to in the third WHEREAS clause of this Amendment (the “1.5 Lien Priority Debt”), (iv) Wilmington Trust has ceased to be Third Lien Collateral Trustee for the Third Lien Secured Parties under the Third Lien Indenture and (v) Wilmington Trust has ceased to be Third Lien Trustee for the Third Lien Secured Parties under the Third Lien Indenture and (vi) subject to Section 4.03 of the Intercreditor Agreement, the Term Loan Second Lien Obligations are no longer Secured Obligations, the Priority Lien Obligations in respect of the 1.5 Lien Priority Debt are no longer Secured Obligations, the Second Lien Obligations in respect of the Original Second Lien Indenture are no longer Secured Obligations and the Third Lien Obligations in respect of the Third Lien Indenture are no longer Secured Obligations.

Section 3. Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Amendment.

(b) This Amendment has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Amendment (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to result in a Material Adverse Change (as defined in the Priority Credit Agreement), (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to result in a Material Adverse Change and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 4. Representations and Warranties of Each Representative. Each Secured Debt Representative represents and warrants to the other Secured Debt Representatives that it is authorized under the Secured Debt Documents to which Secured Debt Representative is a party to enter into this Amendment.

Section 5. Parties in Interest. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Amendment.

Section 6. Survival of Amendment. All covenants, agreements, representations and warranties made by any party in this Amendment shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Amendment.

Section 7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

Section 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 9. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Intercreditor Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 11. Agency Capacity. Wilmington Trust is entering into this Amendment in its capacities as Original Second Lien Trustee, Second Lien Trustee, Third Lien Trustee, Second Lien Collateral Trustee and Third Lien Collateral Trustee, and not in its individual or corporate capacity. In acting hereunder, Wilmington Trust in each of its capacities shall be all of the rights, privileges and immunities under each of the applicable Second Lien Documents or Third Lien Documents in acting hereunder.

Section 12. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or representatives as of October 18, 2018.

TORONTO DOMINION (TEXAS), LLC, as Priority Lien Agent

By:	/s/ John David
Name:	John David
Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as Original Second Lien Collateral Trustee

By:	/s/ Chance Moreland
Name:	Chance Moreland
Title:	Authorized Person

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Trustee under the Indenture dated as of September 7, 2016

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Trustee under the Indenture dated as of October 18, 2018

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

[Signature to the First Amendment to Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Collateral Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

CORTLAND CAPITAL MARKET SERVICES, LLC, as Priority Lien Agent,

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Third Lien Collateral Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Third Lien Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

[Signature to the First Amendment to Intercreditor Agreement]

Acknowledged and Agreed to by:

W&T OFFSHORE, INC., as Issuer

By:	/s/ Janet Yang
Name:	Janet Yang
Title:	Vice President, Acting Chief Financial Officer and Chief Accounting Officer

[Signature to the First Amendment to Intercreditor Agreement]

ANNEX I

Provision for the Second Lien Indenture, any Additional Second Lien Debt Facility, the Second Lien Documents, the Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and the Third Lien Documents

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015, among Toronto Dominion (Texas) LLC, as Priority Lien Agent (as defined therein), and Wilmington Trust, National Association, as Second Lien Collateral Trustee (as defined therein), and the other parties thereto (as amended by that certain First Amendment to Intercreditor Agreement, dated as of the Issue Date, among Toronto Dominion (Texas) LLC, as Priority Lien Agent, the Collateral Trustee, Cortland Capital Market Services LLC, as a Priority Lien Agent and Wilmington Trust, National Association, as Third Lien Collateral Trustee, and as further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”). Each holder of [any Additional Second Lien Obligations][Initial Third Lien Obligations] [Additional Third Lien Obligations], by its acceptance of such [Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations] (as defined therein) (i) consents to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and (iii) authorizes and instructs the [Second/Third] Lien Collateral Trustee on behalf of each [Second/Third] Lien Secured Party (as defined therein) to enter into the Intercreditor Agreement as [Second/Third] Lien Collateral Trustee on behalf of such [Second/ Third] Lien Secured Parties. The foregoing provisions are intended as an inducement to the lenders under the Priority Credit Agreement (as defined in the Intercreditor Agreement) to extend credit to W&T Offshore, Inc., and such lenders are intended third-party beneficiaries of such provisions and the provisions of the Intercreditor Agreement

Provision for all Priority Lien Security Documents, Second Lien Security Documents, any Additional Second Lien Security Documents, the Initial Third Lien Security Documents and the Additional Third Lien Security Documents that Grant a Security Interest in Collateral

Reference is made to the Intercreditor Agreement, dated as of May 11, 2015, among Toronto Dominion (Texas), LLC, as Priority Lien Agent (as defined therein), and Wilmington Trust, National Association, as Second Lien Collateral Trustee (as defined therein), and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) and joined on the date hereof by Wilmington Trust, National Association, as representative of the holders of the notes governed by the Indenture, pursuant to a Priority Confirmation Joinder (as defined therein). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, [(i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement,] [(i)] [(ii)] agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, [(ii)][(iii)] authorizes (or is deemed to authorize) the [Priority Lien Agent] [Second Lien Collateral Trustee] [Third Lien Collateral Trustee] on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and [(iii)][(iv)] acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement) including the Collateral Trust Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[Signature to the First Amendment to Intercreditor Agreement]